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                                                                    EXHIBIT 10.4

                   FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


        This Agreement shall constitute the First Amendment to Employment Agreement originally dated as of June 1, 1995 by and between St. John Knits, Inc., a California corporation (the "Company") and Robert E. Gray (the "Executive").


                                  AMENDMENT

        The Company and Executive hereby agree to extend the Term of the original Employment Agreement for an additional period of one year, so that the Employment Agreement shall now terminate as of May 31, 1999. The Company and Executive hereby agree that all other terms of the Employment Agreement shall remain in full force and effect without modification.

        EXECUTED as of May 2, 1997 at Orange County, California.


                                       "COMPANY"

                                       ST. JOHN KNITS, INC.,
                                       a California corporation

                                       By: /s/ ROGER G. RUPPERT
                                          ---------------------
                                           Roger G. Ruppert


                                       "EXECUTIVE"

                                        /s/ ROBERT E. GRAY
                                       -------------------
                                        Robert E. Gray